UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2021 (September 21, 2021)

VINTAGE WINE ESTATES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40016	87-1005902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

937 Tahoe Boulevard

Suite 210

Incline Village, Nevada 89451

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (707) 346-3640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	VWE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure.

On September 21, 2021, Vintage Wine Estates, Inc. (“VWE” or the “Company”) announced that it had rescheduled its fourth quarter and fiscal year-end earnings release to September 28, 2021 and conference call to September 29, 2021 due to personnel shortages affecting the Company’s ability to complete year-end procedures as originally scheduled.

The Company also announced on September 21, 2021 its unaudited preliminary financial results for the fourth quarter and fiscal year ended June 30, 2021. Strong demand in all segments drove unaudited preliminary fourth quarter revenue of $57 million up 37% over the prior-year period including acquired revenue. Fiscal year 2021 preliminary revenue of $221 million grew 16% over the prior year. Unaudited preliminary revenue of $57.0 million for the fourth quarter of fiscal 2021 includes the results of Kunde Family Winery, which was acquired in May 2021.

These financial results, which are based on information available to management as of the date of this report, are preliminary and unaudited. The Company’s actual financial results could differ materially from these preliminary results.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Some of the statements contained in this report are forward-looking statements within the meaning of applicable securities laws (collectively, “forward-looking statements”). Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “model,” “outlook,” “plan,” “pro forma,” “project,” “seek,” “should,” “will,” “would” or other similar expressions that indicate future events or trends. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of VWE’s management and are not guarantees of actual performance. These forward-looking statements are provided only to provide information currently available to us and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the results of our internal and external audit and other financial reporting procedures, whether we are able to complete them as currently expected, our ability to recruit and train personnel and risk factors discussed in other VWE filings with the U.S. Securities and Exchange Commission (“SEC”) or Canadian securities regulatory authorities. There may be additional risks including other adjustments that VWE does not presently know or that VWE currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect VWE’s expectations, plans or forecasts of future events and views as of the date and time of this report. VWE undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINTAGE WINE ESTATES, INC.

Date: September 21, 2021	By:	/s/ Patrick Roney
Name: Patrick Roney
Title: Chief Executive Officer